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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               Davox Corporation
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text
Dear Davox Shareholder:

     The May 4, 2000 Annual Meeting is fast approaching. According to our records you have not yet voted. For your convenience, we have included at the bottom of this letter simple instructions for you to vote by a toll-free telephone call.

     Of particular importance this year is Proposal 2, to increase the number of shares in the Davox 1996 Stock Plan by 650,000 shares. Your Board believes that the proposed increase is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future key employees.

     Please take a few moments to vote your shares by a toll-free telephone call, as explained below. Your Board recommends a vote for all proposals, particularly Proposal 2.

Thank you for your continued support.

Davox Corp.

        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8222, Davox Corporation.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

          Name:              <NA.1>
          Broker:            <Broker>
          Control number:    <ControlNum>
          Number of shares:  <NumShares>

5.  Give the operator your voting preferences, using the proxy text below.

                               DAVOX CORPORATION

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS
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     The undersigned hereby appoints Alphonse M. Lucchese and James F. Mitchell and each or either of them, proxies with full power of substitution to vote all shares of stock of Davox Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 4, 2000, at 10:00 a.m. at the offices of the Company, 6 Technology Park Drive, Westford, Massachusetts, and at any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement relating thereto dated March 31, 2000, a copy of which has been received by the undersigned. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of directors and FOR proposals 1,2,3,4 and 5.

1. To fix the number of directors constituting the Board of Directors at three and to elect a Board of Directors for the ensuing year.

    Nominees:  A. M. Lucchese, M. D. Kaufman, R. S. Asen

                     (  ) FOR      (  ) WITHHOLD

INSTRUCTIONS: To withhold authority to vote for a specific nominee(s), give that nominee(s) name to the operator.

2. To approve an increase in the number of shares available for issuance under the Company's 1996 Stock Plan to 3,350,000.

    (  ) FOR          (  ) AGAINST               (  ) ABSTAIN

3. To approve an increase in the number of shares available for issuance under the Company's 1991 Employee Stock Purchase
    Plan to 450,000.

    (  ) FOR          (  ) AGAINST               (  ) ABSTAIN

4. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the Company for the fiscal year ending December 31, 2000.

    (  ) FOR          (  ) AGAINST               (  ) ABSTAIN


5. To consider and act upon any other matters that may properly be brought before the Annual Meeting of Stockholders of the Company.

    (  ) FOR          (  ) AGAINST               (  ) ABSTAIN

NOTE: Please give name to the operator exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.